Page Needham 21st Annual Growth Conference New York, New York January 15th, 2019 Exhibit 99.1

Page Safe Harbor Statement Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding updates to Diodes Incorporated’s fourth quarter 2018 business outlook as of November 6, 2018, which include the following: expect revenue to be approximately $315 million, plus or minus 3 percent, or down 1.9 percent sequentially; expect GAAP gross margin to be 36.0 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 21.0 percent of revenue, plus or minus 1 percent; expect net interest expense to be approximately $2.0 million; expect tax rate to be 29.5 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the second quarter are anticipated to be approximately 52.2 million; purchase accounting adjustments for Pericom and previous acquisitions of $3.5 million after tax are not included in these non-GAAP estimates; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will,” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and our joint venture prospects; the risk that we may not continue our share repurchase program; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on November 6, 2018 titled, “Diodes Incorporated Reports Third Quarter 2018 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Page Management Representative Dr. Keh-Shew Lu President and CEO Diodes IncorporatedSince 2005 Texas Instruments 27 years Experience: Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

Page Company Representative Laura Mehrl （冯蓉媞） Company spokesperson, Director of Investor Relations Since May 2010 Experience: Director of Investor Relations, Diodes Incorporated, Plano, Texas Senior Business Development Manager, STMicroelectronics, Carrollton, Texas Sales Director for Analog Devices Inc., Shanghai, China Product Marketing Manager at Texas Instruments (TI), Dallas, Texas Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon Wafer fab design engineer and product engineer at TI, Lubbock, Texas Education: MBA with concentration in International Marketing, Texas Tech University BS in Electrical and Computer Engineering, University of Iowa

Page A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic, analog and mixed-signal markets, serving the Automotive, Industrial, Consumer, Communications, and Computing segments. About Diodes Incorporated

Company Overview NASDAQ: DIOD Founded in 1959 Headquartered in Plano, TX; 21 locations globally Manufacturing in UK, Germany, China, and Taiwan ISO9001:2008 Certified / TS16949:2009 Certified ISO14001 Certified Key acquisitions: Anachip Corporation, Taiwan Jan. 2006 Advanced Power Devices Nov. 2006 Zetex June 2008 Power Analog Microelectronics (PAM) Oct. 2012 BCD Semiconductor Mar. 2013 Pericom Semiconductor Nov. 2015 Over 7700 employees worldwide 27 consecutive years of profitability Page Global Operations and World-class Manufacturing & Packaging

Global Organization - TS16949 Manufacturing Page

Page 2018: Record Annual Revenue & Gross Profit Track Record of Consistent Growth ( In millions ) +41.2% +3.6% -0.2% -4.7% +10.8% +11.9% +30.5% +7.7% +15.2% *2018 estimate based on midpoint of 4Q’18 guidance as provided on November 6, 2018

Vision: Create Shareholder Value Page Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT 2010 2017

Shifting Gears to Profitability Growth Page Mission: Profitability growth to expand shareholder value Strategy: Grow revenue to $2.5B at 40% GPM Goal: $1B Gross Profit by 2025

Business Model

Page 11

	2017		2025	Implied CAGR
NR	$1B	→	2.5B	11.4%
GP%	35%	→	40%	
GP$	**$360M**	**→**	**$1B**	**13.6%**
R&D%	5%	→	7%	
SG&A%	15%	→	13%	
Op. Profit	**15%**	**→**	**20%**	


SHAREHOLDER
VALUE

Based on the midpoint of 4Q18 guidance, NR would grow 15.2% YoY, GP$ would grow 20% YoY in 2018

DIODES INCORPORATED

Targeted Market Segment Distribution Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems and precision controls Consumer IoT: wearables, home automation, smart infrastructure Communications Smart phones: advanced protocols and charging Computing Cloud computing: server, storage, data centers Page ~60% of revenue ~40% of revenue

Automotive: Applications Driving Growth

Page 13

Connected driving

- **ADAS** (Advanced Driver Assistance Systems)
- **Telematics**
- **Infotainment Systems**

Comfort, style and safety

- **Lighting**
  - Migration to LED and intelligent illumination
- **Brushless Motor Control (BLDC)**
  - Migrating from Brushed to Brushless DC Motors

Electrification/Powertrain

- **Conventional Powertrain → Hybrid → Electrification**
- **Battery management**
  - Move to 48V battery



DIODES INCORPORATED

Page 14

Automotive Brushless DC (BLDC) Motors

Migrating from Brushed to BLDC Motors (~ 30 per vehicle)

Automotive market moving to BLDC motors for reliability and efficiency

- Forecast to grow to 3.8 Billion units by 2021

Diodes Key Products	$ / Car
MOSFETs	$18.75
Diodes Rectifiers	$2.60
Hall Sensors	$0.50
Gate Drivers	$1.50
Crystals/XO	$2.00
Total	**$25.35**


Cooling Fan
Wiper
Sunroof
Door Mirror
Electronic VVT
Traction Stability
Rear Wiper
Electronic Power Steering
Blower
Water-pump
Headlamp Height Adj
Electronic Gear Change
Fuel Pump
Adjustable Pedal
Tilt Steering Column
Electronic Parking Brake
Door Closer
Electric Seat
Electric Trunk
Power Window

DIODES INCORPORATED

Connected Driving Higher speed data rates and increased number of channels Robust and reliable data transfer ADAS, Telematics and Infotainment systems are merging into Connected Driving Forecast to grow to 280 Million units by 2021 1-PCIe n-PCIe n-PCIe IPCAM IPCAM IPCAM IPCAM Q-PCIe Packet SW Q-Xtal SoC Ethernet Controller or USB WiFi Controller Q-Clock Gen Diodes Key Products $ / Car Connectivity: (PCIe SW + ReDrivers, Signal SW, USB charger) $8.50 Crystal/XO and Clocks $3.50 Automotive Analog IC $1.52 MOSFETs, BJT $6.62 Diodes and Rectifiers $3.60 Total $23.74 Page

Automotive Summary * SemiCast Automotive Report 2016 forecast Diodes Key Products $ / Car Analog $2.02 Power Management $5.99 MOS/BJT $35.02 Diodes and Rectifiers $12.69 Timing and Connectivity $15.03 Total $70.75 Diodes can address $70 of semiconductor content per vehicle With 95M vehicles built in 2017, Diodes addressable SAM is $6.7 Billion. Page

Successful Growth in Automotive Automotive revenue 27% CAGR 2013 to 2017 Automotive represented 9% of Diodes’ total revenue in 2018 Automotive will continue to be an increasingly significant market segment for Diodes Diodes’ Automotive Revenue Page

Industrial: Automation and Precision Controls Page Increasing IC content in embedded systems Switching and signal path for networked systems and automation Signal conditioning and timing for precision controls Motor controls, sensors and power management for smart meters

Page 19

IoT – Machine to Machine (M2M)

- **M2M – Dominated by short range technology**
  - 73% of them are short range, mostly Wi-Fi
- **2017: connections @ 750 million**
- **2023: connections @ 2600 million**


Mobile DDR/NOR Flash Nand Flash
DisplayPort Switch
DVI Scaler
DP
PCI'e/ SATA
High Bandwidth Mux ReDriver
PCI Switch/ ReDriver
SATA Switch/ ReDriver
I2C Levelshifter w/Buffer
Temperature Sensor
GPIO Expander
I2C Bus
CPU
Xtal
USB 3.0
USB 3.0 Controller
USB 3.0 Switch
USB 3.0 ReDriver
USB Switch
USB Port
USB 2.0
UART
USB Power Switch
Voltage Detector
DC Adapter

POS

M2M – By product

- IoT and M2M Modems
- Routers
- POS
- Wireless beacons
- Others

M2M – By application

- Smart Infrastructure
- POS
- Manufacturing / Industrial


Wi-Fi Router
FL series
25MHz XTAL
PCIe
Clock Gen
100MHz HCSL
Clk
Application Processor
x4 PCIe
PCIe Packet Switch
x1 PCIe
Wi-Fi
Wi-Fi
Wi-Fi
Wi-Fi
Discrete
DC-DC
LDO
LDSW
LOGIC&
STDLIN
AC-DC

Growth Opportunities:

- Power
- Xtal and clock
- Packet switch

Diodes Key Products	$ / Device
Analog	$0.20
Power Management	$1.30
MOS/BJT	$3.39
Diodes and Rectifiers	$2.99
Timing and Connectivity	$3.50
Total	**$11.38**

Consumer: IoT Driving Power & Connectivity Requirements Diodes Key Products $ / Box Analog >$0.20 Power Management >$1.30 MOS/BJT >$10.00 Diodes and Rectifiers >$5.00 Timing and Connectivity $3.50 Total $20.00 Enterprise Smart Infrastructure Wearables Consumer & Home Asset Tracking Security & Surveillance Retail Page

IoT Segment: Smart Home

Page 21

Smart Home – up to 477Mu

- Safety and Security
- Climate Control
- Consumer Electronics
- Lighting control

Growth Opportunities

- Power
- LED driver
- Xtal and clock
- Packet switch

Diodes Key Products	$ / Box
Analog	$0.25 ~ $0.40
Power Management	$1.80
MOS/BJT	$1.10
Diodes and Rectifiers	$0.50
Timing and Connectivity	$3.50
Total	**$7.30**

World market for connected home devices
(excluding energy and controls) Unit Shipments, 2015 - 2020


400
300
200
100
2015
2016
2017
2018
2019
2020
Safety & Security
Climate Control
Consumer Electronics
Lighting & Controls

Smart Home Gateway


25MHz Xtal
Host Controller
PCIe CG
PI6C557-05
X1 PCIe2
100MHz
HCSL
Clk
PCIe Packet SW
PI7C9X2G304SL
SSD
(or SATA
controller)
X1
PCIe2
Wireless
Controller
Wireless
Controller

Smart Lighting


AC Power
AC-DC
LED
Driver
Light
User
Interface
MHz Xtal
kHz Xtal
SoC
Sensor

Smart Speaker


AC Power
AC-DC
WI-FI
Memory
Ethernet
port
SoC
Audio
CODEC
MHz Xtal

Digital Assistant


MOSFET
NAND
SDRAM
TVS
MHz
Xtal
SoC
WI-FI
LED
Drive
Audio Amp

DIODES INCORPORATED

Efficiency, Functionality and Control for Smartphones Focus on signal integrity and higher data rates Proliferation of USB Type-CTM connectivity and power delivery Power regulation and protection for new features Advanced power solutions for quick charge protocols Page

Smartphone Smartphone – Flat year in 2017 What’s next? Understand the impact Smart speaker/IoT rising AR / VR Foldable screens 5G Smartwatches Growth Opportunities Type-C MUX MOSFET LDO, OVP LDSW, Audio, DCDC, LED/OLED Driver, ACDC Diodes Key Products $ / Phone Analog $0.55 Power Management $1.50 MOS/BJT $0.33 Diodes and Rectifiers $0.42 Timing and Connectivity $3.00 Total $5.80 Company 2016 Shipment Volumes 2016 Market Share 2017 Shipment Volumes 2017 Market Share Year-Over-Year Change 1. Samsung 23.3 23.0% 29.3 29.1% 25.8% 2. OPPO 13.3 13.2% 17.2 17.0% 29.3% 3. Vivo 3.3 3.2% 7.2 7.2% 118.2% 4. Huawei 5.2 5.1% 5.4 5.4% 3.8% 5. Apple 4.6 4.5% 4.5 4.4% -2.2% Others 51.6 51.0% 37.1 36.8% -29.1% Total 101.3 100.0% 100.7 100.0% -0.6% Top Five Smartphone Companies in SEA, Calendar Year 2017 Source IDC Worldwide Quarterly Mobile Phone Tracker, March 2018 Page

Networking Segment WW enterprise and service provider router market grew 4% in 2017 to $12.5B Continues to exhibit healthy growth, driven by network refreshes and investments in the fast-growing campus and datacenter segments Diodes Key Products $ / Router Analog $0.20 Power Management $0.30 MOS/BJT $3.70 Diodes and Rectifiers $2.10 Timing and Connectivity $13.00 Total $19.30 Cisco Cisco Cisco Others Others Others Switching & Router Market Leaders Ethernet Switching Enterprise Routers Service Provider Routers Huawei, HPE, Arista, others Huawei, Technicolor, Juniper, others Nokia, Huawei, Juniper, others 0% 10% 20% 30% 40% 50% 60% Worldwide Market Share – Revenue. Source Synergy Research Group Growth Opportunities Power Xtal XO, and clock Packet switch ReDriver Page

Cloud Computing Accelerating Enterprise Market Page ReDriver support for USB connectivity Wide range of signal protocols: PCIe, SAS, SATA, GbE, USB MUX products for high capacity solid state storage Crystal oscillators for increasing clocking speeds

Computing Platform: Server/Storage Solution

Page 26

Server Platform Solution

- Total unit shipment Growth (CAGR) = 3.82%
- Almost all of Server vendors are our existing customers
- ODM direct has the highest volume – mainly in TW
- Diodes products are well positioned in this segment
  - Connectivity, Signal Integrity, Timing, Standard Linear, Power Management, Power Switches and Protection devices

WW Server total shipments (Mu)


9.7
9.6
10.2
11.2
11.7
Vendors
2015
2016
2017
2018
2019

Source: IDC, Diodes Marketing

Diodes Key Products	$ / Server
Connectivity, Signal Integrity and Timing	$7.00
Analog	$0.50
Power Management	$3.30
MOS/BJT	$6.70
Diodes, Rectifiers and TVS	$3.50
Total	**$21.00**

Server Platform


Storm Lake Module
To Back-plane
Occulink
PCIe ReDriver
XO
MEZZ Card
PCIe ReDriver
PCIE CLK Buffer
100G QSFP
Single End Buffer
XO
I2C Buffer
* Optional
I2C L/S
DDR 4
Bus Switch
I2C Mux
IO Expander
PCIe Slot
BMC LAN Card
TVS
PCIe 40-128 lanes
PCIe Re-Driver
XO
Processor
PCIe NVMe
Packet Switch
PCIe SSD
RAID Card
XO
Pcie SSD
PCIe MUX
PCIe Clock Buffer
GTL2014
System Clock
4 x 10GE
1 x 1GE
10G Re-driver
Front
ReDriver
PCIe slot
PCIe Clock Buffer
PCIe Devices
HCSL Clock
BMC
VGA Switch
Rear
Middle-plane
M.2
Combo Re-Driver
Lewisburg Chipset
SAS / SATA ReDriver
SAS Switch
SATA3
HDD
USB3 Re-Driver
USB3 Re-Driver
USB2 Mux & Sleep Mode Charger
XTAL 32kH 25MHz 48MHz
Diodes SBR
MOSFETS BJT
Reset IC
Power Management
Note. Target on Workstation
USB Type-C
USB3.0
USB2.0
To Back-plane
Expander Card
SAS3, PCIe ReDriver
HDD Plane
Diodes Opportunity

DIODES INCORPORATED

Page 27

USB Type-C Total Solution: Smartphones

Data speed, flexibility, and simplicity of use are key drivers

- Supports data, video, and power
- USB-C adoption to grow from 300M (2016) to 4B units (2021) - IHS Dec 2017


USB Type-C Connector
D+, D-
Tx/Rx
Tx/Rx
Tx/Rx
Tx/Rx
SBU1, SBU2
CC1, CC2
Vbus
TVS
TVS
TVS
TVS
TVS
VR Switch
10G Type-C
USB /DP
ALT ReDriver
Power Switch
Charger Detect
XTAL/
XO
Tx/Rx
D+/D-
Tx/Rx
Tx/Rx
Tx/Rx
Tx/Rx
AUX+/AUX
I2C
Application
Processor
USB3.1G2
USB2.0
USB3.1G2/DP1.4
AUX+/AUX-
PMIC with
PD Controller



Diodes Key Products	$ / Device
Connectivity, Signal Integrity and Timing	$2.05
Analog (DCDC, LDO, Sleep Mode Charger etc)	$0.64
Power Management Switch	$0.46
TVS	$0.50
Total	**$2.55 ~ $3.65**

DIODES INCORPORATED

Page 28

USB Type-C Total Solution: Notebook, Tablet, PC and AIO

High level of integration and speed are key drivers

- Enables single interface to peripherals for data, video and charging
- Multiple USB-C ports per system

Diodes Key Products	$ / System
Connectivity, Signal Integrity and Timing	$3.25
Analog (DCDC, LDO, Sleep Mode Charger etc)	$0.89
Power Management Switch	$0.40
MOSFET/BJT	$0.25
Diodes, Rectifiers and TVS	$0.50
Total (per USB-C port)	**$5.29**


Notebook, Tablet, PC & AIO
USB Type-C Connector
TVS
Tx/Rx
SBU1,SBU2
CC1
CC2
D+,D-
VBUS
Passive/Active Crossbar Mux/CC Controller/ ReDriver
DisplayPort
USB 3.1
XTAL/XO Or Clock
System Chipset
I²C
PD Controller
Embedded Controller
USB2/Audio Switch
UART
AUDIO
DIODES Power Switch (or Discrete FETs)
Adj. DCDC (5/9/15/20)
Sleep Mode Battery Charger
DP/USB Alt-Mode support



DIODES INCORPORATED

System Focus Industrial Controls Page

Complete Platform Solutions: Notebooks

Page 30


DIODES
Diode
DCDC
LDO
Logic
Sensor
TVS
USB Switch
ZETEX
MOSFET
LED Driver
BCD
ACDC
Std Linear
SBR
Audio
PAM
Timing
Signal Integrity
Switching
Connectivity
PERICOM
High-Speed Serial Connectivity
Vcore DCDC Controller
MOSFET
3D Camera
LED Driver
LCD Panel
Sensor
LDO
TVS
Diode
SBR
DDR Regulator
DCDC Converter
DDR4 DIMM
Memory Bus
CPU
PCH
USB3.0
USB3 ReDriver
eDP1.3
LAN Switch
DP1.2b
HDMI 1.4
Video Switch
DP-to-VGA Converter
Video Switch
DDI
HDMI ReDriver
TVS
LSP Con
SATA / PCIe ReDriver
SATA / PCIe
TVS
TVS
Audio Amplifier
LDO
A/V Codec
MCU
UART
DP0..3
Tx, Rx
USB 3.0 ReDriver
I2C
D+, D-
Sleep / Charge Detect
USB2 / 3 Switch
HDD / SSD
Docking Sub-system
Analog Switch
USB 2.0 Switch
D+, D-
Crossbar Switch
USB3 / DP Switch
USB Power Switch
TVS
ACDC
External Charger
TVS
AUXHPD+
AUXHPD-

DIODES INCORPORATED

Technology Focus Page Products 20Gbps ReDrivers and Switches Automotive Packet Switch for Telematics / ADAS Complete USB Type-CTM Signal Switching High speed clocking for cloud computing Ultra low power and low noise LDOs for IoT Low Cj TVS for signal integrity Lowest rDS(on) LDMOS for battery efficiency Compact QFN and DFN Power density PowerDI Chip scale packaging and plating capability Extensive multi-chip package technology High performance 8” MOSFET trench technology Advanced Epi bipolar transistor processes Proprietary rectifier technology Rugged automotive grade NMOS and PMOS Assembly/Test Wafer Fab

Key Differentiator – Packaging Design

Page 32

Focus: Miniaturization and Power Efficiency


ITO220S
TO220-2/3L
TO220-5L
ITO220AC-S
TO262AA/AB
TO263-2/3/5/7L
TO252-2/3/4/5L
SOIC-14/16L
QSOP-16/20L
TSSOP-8/14/16L(EP)
SOP-8L
SOP-8/14/16L-EP
MSOP-8/10L
MSOP-8/EP
PowerDI-5SP
PowerDI-5
PowerDI5060-8L
SWP-PDI5060-8L R
PD5060-8L S
Power5060-8L K (2mil die)
PDI-123/323
SOT223/143
SOT25/26
TSOT23-5/6
SOT523/353/363
SOT563/953/963
SOD523/323
SOD123(F)/923
DFN6040-22
QFN5050-32
PD3333-8L
PD3333D-8L (Stack Clip)
DFN1114-3 (stack die)
DFN3030N-8 (Pre-mold)
QFN2618A-16 (Chip on Lead)
DFN0808-4
DFN0806-6
DFN0806-3
DFN0606-3
DFN0604-3
DFN0603-2
CSP DDFN0603
FC-TSOT23-6L
FC-DFN1212-4
SWP-DFN2020E-6 (Side-wall Plating)
SWP-DFN1006-2 (Side-wall Plating)
CSP TSN3518
CSP X3-DSN1006
CSP PCSP0402
PowerDI1012S (TOLL)
PD8080(Ribbon) (Sep'19)
PD5050 (FC + Clip) (Nov'19)
PowerDI5060-8L T (GaN)
PowerDI3333-8 E (FC + Clip)
PowerDI3333-8L (/2mil die)
TO252-4L C HS IntelliFET (3mil Al wire)
PowerDI3025-20
QFN3035A-21 (MCM/Clip/Stack)
FC-QFN2030-16
FC-SSOT-23
QFN2020B-12
DFN1612B-8 (Epoxy printing)
QFN3535A-20
DFN1010H4C-4
SOIC-8L-EP Y (Monolithic HS IntelliFET)
SOIC-14L-EP (Smart HS Power Switch)
TO263-6L&7L (Stack die+Al wire)
CSP TSN2718
CSP DDFN0402
~ 2018
2019 ~

DIODES INCORPORATED

Page Advanced Packaging Multi-Chip Packaging Miniaturization DDFN0402 the smallest discrete semiconductor package Dual-Flat No-Lead (DFN) DDFN (Encapsulated CSP) Chip-Scale Package (CSP) HS IntelliFET: ZXMS3001 Miniaturization and Multi-Chip Packaging

Page Shanghai-based packaging with capacity over 34 billion units Chengdu facility has potential capacity 3X of Shanghai Additional facilities in Neuhaus, Germany and Chengdu, China Two fabs in Shanghai (6” and 8”), one discrete fab in Oldham, UK (6”) Bipolar, BiCMOS, CMOS and BCD process Strong engineering capabilities Packaging Wafer Fabs Efficient Manufacturing + Superior Processes Economies of Scale: Capacity & Loading Percentage in SAT & CAT *CapEx Model = 5% - 9% of Revenue

Third Quarter 2018 Financial Performance Page In millions, except per share 3Q17 2Q18 3Q18 YoY Revenue $285.2 $304.1 $320.9 12.5% Gross Profit (GAAP) $96.3 $107.3 $115.2 19.6% Gross Profit Margin % (GAAP) 33.8% 35.3% 35.9% +210bp Net Income (GAAP) $14.5 $25.1 $30.9 Net Income (non-GAAP) $22.6 $29.3 $34.5 52.7% EPS (non-GAAP) $0.45 $0.58 $0.68 51% Cash Flow from Operations $40.9 $34.4 $35.5 EBITDA (non-GAAP) $46.8 $64.5 $72.0 53.9%

Balance Sheet Page Dec 31, 2017 Cash $248 $204 $150 Short-term Investments $30 $5 $7 Inventory $193 $217 $219 Current Assets $733 $662 $647 Total Assets $1529 $1489 $1467 Long-term Debt ( including the current portion) $413 $247 $166 Total Liabilities $708 $615 $515 Total Equity $820 $874 $952 Sept 30, 2018 In millions Dec 31, 2016

Revenue Profile as of 3Q 2018 By End Market Page 16% 27% 25% 23% 9% Industrial Communications Consumer Automotive Computing By Channel By Region 13% 76% 11% Asia Pacific North America 71% 29% Distribution OEM / EMS Europe

Page Revenue to be approximately $315 million, plus or minus 3 percent, or down 1.9% q/q GAAP gross margin to be 36.0%, plus or minus 1% Non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 21.0% of revenue, +/- 1% Interest expense to be approximately $2.0 million, and income tax rate is expected to be 29.5%, +/- 3% Shares used to calculate diluted EPS approximately 52.2 million Purchase accounting adjustments of $3.5 million, after tax, for Pericom and previous acquisition are not included in these non-GAAP estimates Fourth Quarter 2018 Business Outlook *Guidance as provided on November 6, 2018

Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20% operating profit Next Strategic Goal: $1B gross profit Tactics: Increased focus on high-margin Automotive, Industrial and Pericom products Investment for technology leadership in target products, fab processes, and advanced packaging System solutions to drive business expansion Page